UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2023

JETBLUE AIRWAYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)

(718) 286-7900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On June 29, 2023, JetBlue Airways Corporation (“JetBlue”) delivered notice to American Airlines, Inc. (“American” and together with JetBlue, the “Carriers” and each a “Carrier”) terminating the Northeast Alliance Agreement, dated as of July 15, 2020 (as amended, the “NEA Agreement”), with American.

In connection with the NEA Agreement, the Carriers entered into (i) the Codeshare Agreement, dated as of July 15, 2020 (the “Codeshare Agreement”), (ii) the Mutual Growth Incentive Agreement, dated as of July 15, 2020 (the “MGIA”), (iii) the TrueBlue Participating Carrier Agreement, dated as of October 21, 2020 and the AAdvantage Participating Carrier Agreement, dated as of October 21, 2020 (together, the “FFPAs”) and (iv) the Bilateral Special Prorate Agreement - Passenger, entered into as of August 6, 2020 (together with the MGIA, the Codeshare Agreement, the FFPAs and any other agreements that the Carriers had entered into in connection with the NEA Agreement, the “Related Agreements”). On June 29, 2023, JetBlue also delivered notice to American terminating each of the Related Agreements. JetBlue has terminated the NEA Agreement and each of the Related Agreements effective as of July 29, 2023.

JetBlue’s decision to terminate the NEA Agreement and the Related Agreements is a result of the decision by the U.S. District Court for the District of Massachusetts (the “Court”) on May 19, 2023, in the matter captioned United States of America, et al. v. American Airlines Group, Inc. and JetBlue Airways Corporation, wherein the Court enjoined the Carriers from continuing the alliance contemplated by the NEA Agreement and the Related Agreements.

The material terms of the NEA Agreement, the Codeshare Agreement and the MGIA were included in Item 1.01 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 17, 2020, which is incorporated herein by reference. Copies of each of these agreements were filed as Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2020.

Item 8.01 Other Events.

On July 5, 2023, JetBlue issued a press release announcing that JetBlue had terminated the NEA Agreement, the Codeshare Agreement and the MGIA. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This document (or otherwise made by JetBlue or on JetBlue’s behalf) contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. These statements are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. When used in this document, the words “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the COVID-19 pandemic and government-imposed measures to control its spread; risk associated with execution of our strategic operating plans in the near-term and long-term; our extremely competitive industry; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of lawsuits filed against us related to our Northeast Alliance (the “NEA”) with American Airlines Group Inc. (“American”), including the decision by the U.S. District Court for the District of Massachusetts in the lawsuit brought by the U.S. Department of Justice and certain Attorneys General; our subsequent termination of the NEA and related agreements with American and the related impact of any requirements imposed on us to wind down the NEA and such related agreements; the occurrence of any event, change or other circumstances that could give rise to the right of JetBlue or Spirit Airlines Inc. (“Spirit”) or both of them to terminate the Merger Agreement; failure to obtain certain governmental approvals necessary to consummate the merger with Spirit (the “Merger”); the outcome of the lawsuit filed by the Department of Justice and certain state Attorneys General against us and Spirit related to the Merger; risks associated with failure to consummate the Merger in a timely manner or at all; risks associated with the pendency of the Merger and related business disruptions; indebtedness following consummation of the Merger and associated impacts on business flexibility, borrowing costs and credit ratings; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all; challenges associated with successful integration of Spirit’s operations; expenses related to the Merger and integration of Spirit; the potential for loss of management personnel and other key crewmembers as a result of the Merger; risks associated with effective management of the combined company following the Merger; risks associated with JetBlue being bound by all obligations and liabilities of Spirit following consummation of the Merger; risks associated with the integration of JetBlue and Spirit workforce, including with respect to negotiation of labor agreements and labor costs; the impact of the Merger on JetBlue’s earnings per share; risks associated with cybersecurity incidents; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with our reputation and brand; our significant fixed obligations; our substantial indebtedness; financial risks associated with credit card processors; restrictions as a result of our participation in governmental support programs; risks associated with seeking short-term additional financing liquidity; failure to realize the value of intangible or long-lived assets; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with future environmental regulations; the impacts of federal budget constraints or federally imposed furloughs; climate change; changes in government regulations in our industry; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; and risks associated with the implementation of 5G wireless technology near airports that we operate in. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Any outlook or forecasts in this document have been prepared without taking into account or consideration the Merger with Spirit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of JetBlue, dated July 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	July 5, 2023	By:	/s/ Al Spencer
Name:	Al Spencer
Title:	Vice President, Controller and Principal Accounting Officer